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                                                                  Exhibit 10.19

                                 NCO GROUP, INC.

                          SECOND 1996 WARRANT AGREEMENT


                  SECOND 1996 WARRANT AGREEMENT (this "Agreement") dated as of December 13, 1996 (the "Closing Date") by and between NCO Group, Inc., a Pennsylvania corporation (the "Company") and APT Holdings Corporation ("APT"), a Delaware corporation and an affiliate of Mellon Bank, N.A. ("Bank").


                                    RECITALS

                  1. On November 13, 1996, the Company completed its initial public offering of common stock by selling 2,875,000 shares (of which 375,000 shares were sold by certain selling shareholders) at a price to the public of $13.00 per share.

                  2. Simultaneously with the execution and delivery of this Agreement (the "Closing"), the Company and Bank are amending that certain Amended and Restated Credit Agreement dated as of September 5, 1996 (as so amended, the "Credit Agreement") pursuant to which the Bank has made available to the Company and its subsidiaries certain credit facilities.

                  3. As an inducement to the Bank to increase the Revolving Credit Committed Amount under the Credit Agreement to $25,000,000, the Company proposes to issue to APT, as assignee of the Bank, warrants exercisable into an aggregate of 18,500 shares of the Company's common stock (subject to adjustment as described herein).

                  NOW, THEREFORE, in consideration of the foregoing, the Company and APT, intending to be legally bound, agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

                  1.1 Definitions. As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Accounts" has the meaning ascribed to that term in the Uniform Commercial Code.

                  "Affiliate" means, as to any Person, any Subsidiary of such Person and any other person which, directly or indirectly, controls, is controlled by or is under common



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         control with such Person and includes each officer or director or general partner of such Person, and each Person who is the beneficial owner of 5% or more of any class of voting stock of such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Agreement" means this Warrant Agreement as from time to time amended and in effect between the parties.

                  "Business Day" means any day other than a Saturday, Sunday or public holiday or the equivalent for banks under the laws of the Commonwealth of Pennsylvania.

                  "Common Stock" includes (a) the Company's Common Stock, without par value, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency), and (c) any other securities in which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  "Company" means and shall include NCO Group, Inc., a Pennsylvania corporation, and its successors and assigns.

                  "Credit Agreement" means that certain Amended and Restated Credit Agreement dated September 5, 1996, as further amended, between the Company and the Lender.

                  "Event of Force Majeure" shall mean a declaration by Federal authorities of a banking moratorium, a suspension of trading by a national securities exchange, a declaration of war or any new outbreak of hostilities or other national calamity or crisis, the effect of which on the financial markets of the Untied States shall make it commercially impracticable to comply with an obligation hereunder.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the

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         rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Holder" means APT, its successors and assigns, and all transferees (in whole or in part) of the Warrants.

                  "Person" means an individual, a corporation (including, without limitation, a business trust), a partnership, a joint stock company, a limited liability company, a joint venture or other entity, a trust, an unincorporated association, a government and any agency or political subdivision thereof.

                  "Registration Rights Agreement" shall have the meaning assigned to that term in Section 3.2(d).

                  "Securities" means collectively the Warrants and the Warrant Shares.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Stock" means shares of capital stock, beneficial or partnership interest, participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or non-voting, and includes, without limitation, common stock and preferred stock.

                  "Stock Equivalents" means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any stock, whether or not presently convertible, exchangeable or exercisable.

                  "Subsidiary" or "Subsidiaries" means (i) any corporation more than fifty percent (50%) of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by the Company and/or one or more Subsidiaries of the Company, (ii) any partnership, association, joint venture or other entity in which the Company and/or one or more Subsidiaries of the Company has more than a fifty percent (50%) equity interest at the time.

                  "Warrant Documents" shall mean this Agreement, the Warrant, and the Registration Rights Agreement.


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                  "Warrant Shares" shall have the meaning assigned to that term in Section 2.1.

                  "Warrants" shall have the meaning assigned to that term in
         Section 2.1.

                  1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in preparation of the Company's financial statements, and all financial data submitted pursuant to this Agreement and all financial tests to be calculated in accordance with this Agreement shall be prepared and calculated in accordance with such principles.


                                    ARTICLE 2

                      PURCHASE, SALE AND TERMS OF WARRANTS;
                            OBLIGATION TO REPURCHASE

                  2.1 The Warrants. The Company has authorized the issuance and sale to APT of the Company's Common Stock Purchase Warrants for the purchase (subject to adjustment as provided therein) of an aggregate of 18,500 shares of the Company's common stock (the "Warrant Shares"). The Common Stock Purchase Warrants shall be substantially in the form set forth as Exhibit 2.1 attached hereto and are herein referred to individually as a "Warrant" and collectively as the "Warrants", which terms shall also include any warrants delivered in exchange or replacement thereof. The number of Warrant Shares is subject to adjustment as set forth in the Warrants. The Warrants shall be exercisable at a purchase price per Warrant Share equal to $13.00 (such purchase price as further adjusted from time to time as provided in the Warrant is referred to herein as the "Purchase Price") and shall expire at 5:00 P.M., Philadelphia time, on July 31, 2005.

                  2.2 Purchase and Sale of Warrants; Reservation of Shares.

                  (a) The Company agrees to issue and sell to APT, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, APT agrees to purchase Warrants to acquire 18,500 Warrant Shares. Such purchase and sale shall take place at the Closing and at the Closing the Company will initially issue to APT one Warrant to purchase (subject to adjustment as provided therein) 18,500 Warrant Shares.

                  (b) The Company has authorized, and has reserved and covenants to continue to reserve, free of preemptive rights and other preferential rights, a sufficient number of its previously

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authorized but unissued shares of Common Stock to satisfy the rights of exercise of the Warrants. The Company covenants and agrees that all shares of Common
Stock which may be issued upon the exercise of the rights represented by the Warrants shall, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. If the Purchase Price is at any time less than the par value of the Common Stock or if the Warrants at any time are exercisable by delivery alone and without payment of any additional consideration, the Company also covenants and agrees to cause to be taken such action (whether by lowering the par value of the Common Stock, the conversion of the Common Stock from par value to no par value, or otherwise) as will permit the exercise of the Warrants without any additional payment by the Holder thereof (other than payment of the Purchase Price, if any, and applicable transfer taxes, if any), and the issuance of the Common Stock, which Common Stock, upon issuance, will be fully paid and non-assessable.


                                    ARTICLE 3

                      CONDITIONS TO PURCHASER'S OBLIGATIONS

                  The obligations of APT to purchase the Warrants at the Closing is subject to the following conditions, all or any of which may be waived in writing by APT:

                  3.1 Representations and Warranties. Each of the representations and warranties of the Company set forth in Article 5 hereof shall be true and correct in all material respects at the time of the sale of the Warrants.

                  3.2 Delivery at Closing. APT shall have received prior to or at the Closing all of the following, each in form and substance satisfactory to APT and its counsel:

                  (a) A certified copy of all charter documents of the Company; a certified copy of the resolutions of the board of directors and, to the extent required, the stockholders of the Company evidencing approval, as applicable, of the Warrant Documents and other matters contemplated hereby and thereby; a certified copy of the By-laws of the Company; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to the Warrant Documents and other matters contemplated hereby or thereby.

                  (b) Favorable opinions of Blank, Rome, Comisky & McCauley, counsel for the Company, as to matters set forth in Exhibit 3.2(b), and as to such other matters as APT or its counsel may reasonably request.

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                  (c) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company authorized to sign, as applicable, this Agreement, the Warrant Documents and any other documents or certificates to be delivered pursuant hereto or thereby by the Company, as applicable, or any of their respective officers, together with the true signatures of such officers. APT may conclusively rely on such certificates until they shall receive a further certificate of the Secretary or an Assistant Secretary of the Company, as applicable, cancelling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

                  (d) An amendment, substantially in the form of Exhibit 3.2(d) attached hereto, to the Amended and Restated Registration Rights Agreement dated September 5, 1996 (as so amended, the "Registration Rights Agreement") executed by the Company.

                  (e) A certificate from a duly authorized officer of the Company stating that all conditions set forth in this Article 3 have been satisfied.

                  (f) Such other documents referenced in any Exhibit hereto or relating to the transactions contemplated by this Agreement as APT or its counsel may reasonably request.

                  3.3 Incurrence of Debt. The Company shall have entered into the First Amendment of the Credit Agreement with the Bank on terms satisfactory to the Company and shall have closed or shall close simultaneously the transactions contemplated thereby and received or shall simultaneously receive the funds with respect thereto. Copies of all documents delivered to the Bank in conjunction with the closing of the transactions contemplated by the First Amendment to the Credit Agreement shall have been delivered to Bank or its counsel.


                                    ARTICLE 4

                      REPRESENTATIONS AND WARRANTIES OF APT

                  4.1 Representations and Warranties of APT. APT hereby represents and warrants that:

                  (a) It has duly authorized, executed and delivered this Agreement and such other documents as it is required to execute pursuant to this Agreement and the Credit Agreement.

                  (b) Its present intention is to acquire the Securities for its own account.


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                  (c) The Securities are being and will be acquired for the
purpose of investment and not with a view to distribution or resale thereof; subject, nevertheless, to the condition that, except as otherwise provided herein, the disposition of its property shall at all times be within its control.

                  (d) It acknowledges that it has reviewed and discussed the Company's business, affairs and current prospects with such officers of the Company and others as it has deemed appropriate or desirable in connection with the transactions contemplated by this Agreement. It further acknowledges that it has requested, received and reviewed such information, undertaken such investigation and made such further inquiries of officers of the Company and others as it has deemed appropriate or desirable in connection with such transactions; provided, however, no investigation made heretofore or hereafter by or on its behalf shall have any effect whatsoever on the representations and warranties of the Company hereunder, each of which shall survive any such investigation.

                  (e) It understands that it must bear the economic risk of its investment for an indefinite period of time because the Securities are not, and will not be, registered under the Securities Act or any applicable state securities laws, except as may be provided in the Registration Rights Agreement, and may not be resold unless subsequently registered under the Securities Act and such other laws or unless an exemption from such registration is available.

                  (f) It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Securities. It further represents that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D of the Commission under the Securities Act with respect to the purchase of the Securities.

                  (g) It hereby acknowledges that the Warrants and each certificate representing the Warrant Shares and any other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company) shall bear a legend substantially in the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.


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         The acquisition by APT of the Securities shall constitute a confirmation by it of the foregoing representations made by it.


                                    ARTICLE 5

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants as follows:

                  5.1 Securities Act. Neither the Company nor anyone acting on its behalf has offered any of the Warrants, or solicited any offers to purchase or made any attempt by preliminary conversation or negotiations to dispose of the Warrants, within the meaning of all applicable federal and state securities laws, to any Person other than APT, and no Person other than APT will purchase any Warrants except with the prior consent of Bank. Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Warrants to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person so as to bring the issuance and sale of the Warrants under the registration provisions of the Securities Act.

                  5.2 Other Agreements of Officers. To the best knowledge of the Company, no officer or key employee of the Company is a party to or bound by any agreement, contract or commitment, or subject to any restrictions, particularly but without limitation in connection with any previous employment of any such person, which has a material adverse effect, or in the future may (so far as the Company can reasonably foresee) have a material adverse effect. To the best knowledge of the Company, no officer or key employee of the Company has any present intention of terminating his employment with the Company, as the case may be, and the Company has no present intention of terminating such employment.

                  5.3 Foreign Corrupt Practices Act. The Company has reviewed its practices and policies and to the best of its knowledge and belief is not engaged, nor has any of its respective officers, directors, employees or agents engaged in any act or practice which would constitute a violation of the Foreign Corrupt Practices Act of 1977, or any rules or regulations promulgated thereunder.

                  5.4 Registration Rights. Except as set forth on Schedule 5.4 and pursuant to the terms of the Registration Rights Agreement, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.


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                  5.5 Representations and Warranties Incorporated from Credit
Agreement. Each of the representations and warranties given by the Company to Bank in the Credit Agreement is true and correct in all material respects as of the Closing and such representations and warranties are hereby incorporated herein by this reference as of such date with the same effect as though set forth herein in their entirety and made by the Company to APT hereunder.


                                    ARTICLE 6

                             DISCLOSURES TO HOLDERS

                  So long as any Warrants remain outstanding, the Company shall, contemporaneously with the sending or making available thereof, send to all Holders, in accordance with Section 7.3 herein, copies of (i) the Company's audited financial statements for each fiscal year and (ii) the Company's unaudited financial statements for each fiscal quarter.


                                    ARTICLE 7

                                  MISCELLANEOUS

                  7.1 No Waiver; Cumulative Remedies. No failure or delay on the part of APT in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  7.2 Amendments, Waivers and Consents. Any provision in this Agreement or the Warrants to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company shall obtain consent thereto in writing from APT or Bank.

                  7.3 Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:


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                  If to the Company:

                          NCO Group, Inc.
                          1740 Walton Road
                          Blue Bell, PA  19422
                          Attention: Michael J. Barrist

                  With copies to:

                          Blank, Rome, Comisky & McCauley
                          Four Penn Center Plaza
                          Philadelphia, PA 19103
                          Attention:  Joel C. Shapiro, Esquire

                          and

                          Joshua Gindin, Esquire
                          Kessler & Gindin
                          230 South Broad Street, 20th floor
                          Philadelphia, PA 19102

                  If to APT:

                          Mellon Bank, N.A.
                          Plymouth Meeting Executive Campus
                          610 West Germantown Pike
                          Plymouth Meeting, PA 19462
                          Attention: Liz A. Mellace

                  With a copy to:

                          Drinker Biddle & Reath
                          1000 Westlakes Drive, Suite 300
                          Berwyn, PA 19312
                          Attention: George V. Strong, Esquire

or, as to each of the foregoing, at such other address as shall be designed by such Person in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

                  7.4 Costs, Expenses and Taxes. Except as otherwise provided herein, the Company agrees to pay on demand all reasonable costs and expenses of APT and Bank in connection with the preparation, execution and delivery of this Agreement, the Warrants and other Warrant Documents and other instruments and documents to be delivered hereunder, and in connection with the

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consummation of the transaction contemplated hereby and thereby, and in connection with any amendment, waiver (whether or not such amendment or waiver becomes effective) or enforcement of this Agreement, the Warrants, the other Warrant Documents, and other instruments and documents to be delivered hereunder or thereunder, including the fees and out-of-pocket expenses of counsel for APT and Bank. In addition, the Company agrees to pay any and all stamp and other taxes (excluding income taxes) payable or determined to be payable in connection with the execution and delivery of this Agreement, the Warrants, the other Warrant Documents, and the other instruments and documents to be delivered hereunder or thereunder and each agrees jointly and severally to save APT and Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and filing fees.

                  7.5 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company, and its respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest therein without the prior written consent of Bank.

                  7.6 Provisions of Credit Agreement. Whenever any provision of the Credit Agreement is referred to herein or in any instrument furnished hereunder as expressing or constituting an obligation, condition or limitation of this Agreement or of such instrument or as expressing or constituting a representation herein or therein (a) such provision shall be deemed incorporated herein or therein at length, and (b) except as otherwise provided herein or in such instrument, the terms used in such provision referred to shall have the meanings set forth in the Credit Agreement. Except as otherwise specifically provided herein, and except for amendments or modifications to which Bank consents in writing, no modification of or amendment to, or waiver of, any provisions of the Credit Agreement and no payment of the indebtedness outstanding thereunder or satisfaction or cancellation thereof, shall modify, amend, waive or otherwise affect any provision thereof as referred to in this Agreement or in any instrument furnished hereunder, which provision, for the purpose of this Agreement and such instrument, shall remain unmodified and in full force and effect.

                  7.7 Indemnification. The Company agrees to indemnify and hold harmless APT, Bank, and their respective subsidiaries, directors, officers, partners, counsel and employees, from and against any and all liability (including, without limitation, reasonable legal fees incurred in defending against any such liability) under, arising out of or relating to this Agreement, the Warrants and the Warrant Shares, the transactions contemplated hereby or thereby or in connection herewith or therewith, including (to the maximum extent permitted by law) any liability arising under federal or state securities laws, except

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to the extent such liability shall result from any act or omission on the part of APT or Bank; provided that the Company shall not be liable for the reasonable fees and expenses of more than one separate firm for all indemnified parties, unless representation of all parties by the same counsel would be inappropriate due to actual or potential differing interests among them. The obligations of the Company under this Section 7.7 shall survive and continue to be in full force and effect notwithstanding the satisfaction of the Company's obligations under the Credit Agreement and the termination of this Agreement.

                  7.8 Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Warrants, the Warrant Documents or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof and thereof, regardless of any investigation made by APT or Bank.

                  7.9 Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

                  7.10 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  7.11 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania.

                  7.12  Governing Law; Waiver of Jury Trial.

                  (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE IN PENNSYLVANIA, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF PENNSYLVANIA (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS) AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE COMPANY AGREES THAT THE STATE AND FEDERAL COURTS OF PENNSYLVANIA LOCATED IN MONTGOMERY COUNTY, PENNSYLVANIA, WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE COMPANY HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                  (b) THE COMPANY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE COMPANY AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER IF (i) THE COMPANY'S RECEIPT THEREOF

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AND (ii) FIVE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL. NOTHING IN THIS
SECTION SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  7.13 Headings. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

                  7.14 Sealed Instrument. This Agreement is executed as an instrument under seal.

                  7.15 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

                  7.16 Further Assurances. From and after the day of this Agreement, upon the request of APT or Bank, the Company shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Warrants.

                  7.17 Consent to Jurisdiction. The Company irrevocably submits to the non-exclusive jurisdiction of any state or federal court sitting in the Commonwealth of Pennsylvania over any suit, action or proceeding arising out of or relating to this Agreement or any of the Warrants or Warrant Shares. To the fullest extent it may effectively do so under applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum.

                  7.18 Effect of Judgment. The Company agrees, to the fullest extent it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 7.17 brought in any such court shall, subject to such rights of appeal on issues other than jurisdiction as may be available to the Company, be conclusive and binding upon the Company and may be enforced in the courts of the United States of America or the Commonwealth of Pennsylvania (or any other courts to the jurisdiction of which the Company is or may be subject) by a suit upon such judgment.

                  7.19 Service of Process. The Company consents to service of process in any suit, action or proceeding of the

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nature referred to in Section 7.17 by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Company specified in or designated pursuant to Section 7.3. The Company agrees that such service (i) shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company, as the case may be.

                  7.20 No Limitation. Nothing in Sections 7.12, 7.17, 7.18 or
7.19 shall affect the right of APT or Bank to serve process in any manner permitted by law, or limit any right that APT or Bank may have to bring proceedings against the Company in the courts of any jurisdiction to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

                  IN WITNESS WHEREOF, the parties hereto have executed this Warrant Agreement or have caused it to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                               NCO GROUP, INC.


                                            By: /s/ Michael J. Barrist
                                               -------------------------------
                                               Name: Michael J. Barrist
                                               Title: President and CEO


                                            APT HOLDINGS CORPORATION


                                            By: /s/ Liz A. Mellace
                                               -------------------------------
                                               Name: Liz A. Mellace
                                               Title: As Agent

Acknowledged and agreed:


MELLON BANK, N.A.



By: /s/ Liz A. Mellace
   -----------------------------
   Name: Liz A. Mellace
   Title: Assistant Vice President


                                      -14-